UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			May 27, 2021

(Commission File Number)	(Exact Name of Registrants as Specified in Their Charters)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638
1-1097	OKLAHOMA GAS AND ELECTRIC COMPANY			73-0382390

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange
Oklahoma Gas and Electric Company	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

OGE Energy Corp. ("OGE Energy") is the parent company of Oklahoma Gas and Electric Company ("OG&E"), a regulated electric utility with approximately 871,000 customers in Oklahoma and western Arkansas. In addition, OGE Energy holds a 25.5 percent limited partner interest and a 50 percent general partner interest in Enable Midstream Partners, LP.

OGE Energy Senior Notes. On May 27, 2021, OGE Energy, an Oklahoma corporation, completed the issuance of $500,000,000 in aggregate principal amount of its 0.703% Senior Notes, Series due May 26, 2023 (the "OGE Energy Senior Notes"). The offering of the OGE Energy Senior Notes was registered under the Securities Act of 1933, as amended, pursuant to OGE Energy's registration on Form S-3ASR (File No. 333-255823). A prospectus supplement relating to the offering and sale of the OGE Energy Senior Notes was filed with the Securities and Exchange Commission on May 25, 2021.

Attached as Exhibit 4.01 is the Supplemental Indenture No. 4 dated as of May 27, 2021 between OGE Energy and BOKF, NA, as trustee, creating the OGE Energy Senior Notes. Attached as Exhibit 5.01 is an Opinion of Counsel as to the legality of the OGE Energy Senior Notes.

OG&E Senior Notes. On May 27, 2021, OG&E, an Oklahoma corporation, completed the issuance of $500,000,000 in aggregate principal amount of its 0.553% Senior Notes, Series due May 26, 2023 (the "OG&E Senior Notes"). The offering of the OG&E Senior Notes was registered under the Securities Act of 1933, as amended, pursuant to OG&E's registration on Form S-3ASR (File No. 333-255823-01). A prospectus supplement relating to the offering and sale of the OG&E Senior Notes was filed with the Securities and Exchange Commission on May 25, 2021.

Attached as Exhibit 4.02 is the Supplemental Indenture No. 22 dated as of May 27, 2021 between OG&E and BOKF, NA, as trustee, creating the OG&E Senior Notes. Attached as Exhibit 5.02 is an Opinion of Counsel as to the legality of the OG&E Senior Notes.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.01	Supplemental Indenture No. 4 dated as of May 27, 2021 between OGE Energy and BOKF, NA, as trustee, creating the OGE Energy Senior Notes.
4.02	Supplemental Indenture No. 22 dated as of May 27, 2021 between OG&E and BOKF, NA, as trustee, creating the OG&E Senior Notes.
5.01	Opinion of GableGotwals as to the legality of the OGE Energy Senior Notes.
5.02	Opinion of GableGotwals as to the legality of the OG&E Senior Notes.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

This combined Current Report on Form 8-K is being filed separately by OGE Energy and OG&E (Registrants). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

May 27, 2021